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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

         Date of report (Date of earliest event reported): March 1, 2005


                          BRIDGE STREET FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                 000-50105               13-4217332
-------------------------------    ----------------          ------------------
(State or other jurisdiction of    (Commission File          (IRS Employer
       incorporation)                  Number)              Identification No.)


                               300 State Route 104
                             Oswego, New York 13126
               (Address of principal executive offices) (Zip Code)

                                 (315) 343-4100
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


                  Bridge Street Financial, Inc. (the "Company") has entered into a definitive agreement to acquire Ladd's Insurance Agency, Inc. ("Ladd's"), a private New York corporation with offices in North Syracuse and Auburn, New York. The closing of the transaction occurred on March 4, 2005.

                  Under the terms of the agreement, the Company purchased all of the issued and outstanding shares of Ladd's capital stock for $1,621,395.00. In addition, Ladd's shareholders may additionally receive an aggregate $770,000.00 if Ladd's meets certain EBITDA targets in each of the next three years. All of Ladd's employees have been retained.

                  On March 1, 2005, the Company issued a press release announcing the entry into the definitive agreement described herein. A copy of the press release is furnished as Exhibit No. 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)               EXHIBIT NO.    DESCRIPTION

                  99.1           Press release issued by the Company on
                                 March 1, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BRIDGE STREET FINANCIAL, INC.




                                  By: /s/ Gregory J. Kreis
                                     -----------------------------------------
                                  Name:   Gregory J. Kreis
                                  Title:  President and Chief Executive Officer

Date: March 4, 2005




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                                  EXHIBIT INDEX

     Exhibit No.                        Description
     -----------                        -----------
         99.1                           Press Release dated March 1, 2005.